Debentures	6 Months Ended
Jun. 30, 2025
Loans and Financing [Abstract]
Debentures

Note 13. Debentures

The following is a summary of activity related to the debentures:

As of January 1, 2024	51,197
Interest incurred	8,816
Principal payments	(11,312)
Interest payments	(7,961)
As of December 31, 2024	40,740
Interest incurred	2,933
Principal payments	(19,285)
Interest payments	(3,691)
As of June 30, 2025	20,697

Collateral and guarantees

As of June 30, 2025, and December 31, 2024, all the shares representing the share capital of the subsidiaries Effecti, Leadlovers, Onclick and Datahub, have been pledged as collateral.

Covenants

The debentures have covenants normally applicable to these types of operations related to the meeting of economic-financial indices on an annual basis, including (i) gross debt indicator / pro forma EBITDA ratio less than or equal to 3.0x; (ii) pro forma EBITDA margin in relation to net revenue greater than or equal to 20%; and (iii) debt service coverage index greater than or equal to 4.0x, as defined in the related agreement. A failure to meet any of the covenants automatically results in early maturity of the debentures.

As of June 30, 2025, the Group was not in compliance with these covenants.

As of December 31, 2024, the Company did not meet the debt service coverage index covenant, as the calculated index was 0.7x which is less than the 4.0x targeted threshold. The Company requested a waiver for the covenant violation on April 24, 2025, which would alleviate any Company concerns regarding a potential early debt maturity due to the covenant breach. The debenture holders granted the Company’s request on April 29, 2025.

Exposure premium

As of June 30, 2025, and December 31, 2024, the fair value of the Exposure Premium was R$2.9 million, respectively, and the fair value adjustment is recorded in the provision for debentures as a current liability with the change in fair value of the derivative recorded in profit or loss.